NONCONTROLLING INTERESTS	12 Months Ended
Apr. 30, 2013
NONCONTROLLING INTERESTS [Abstract]
NONCONTROLLING INTERESTS

NOTE 6 • NONCONTROLLING INTERESTS
Interests in the Operating Partnership held by limited partners are represented by Units. The Operating Partnership's income is allocated to holders of Units based upon the ratio of their holdings to the total Units outstanding during the period. Capital contributions, distributions, and profits and losses are allocated to noncontrolling interests in accordance with the terms of the Operating Partnership agreement.
IRET reflects noncontrolling interests in consolidated real estate entities on the balance sheet for the portion of properties consolidated by IRET that are not wholly owned by IRET. The earnings or losses from these properties attributable to the noncontrolling interests are reflected as net income attributable to noncontrolling interests – consolidated real estate entities in the Consolidated Statements of Operations. The Company's noncontrolling interests – consolidated real estate entities at April 30, 2013 and 2012 were as follows:
	(in thousands)
	April 30, 2013	April 30, 2012
Mendota Properties LLC	$7,236	$7,460
IRET-1715 YDR, LLC	1,003	958
IRET-Williston Garden Apartments, LLC	2,597	2,295
IRET - Jamestown Medical Building, LLC	1,396	1,471
WRH Holding, LLC	1,118	1,380
IRET-Cypress Court Apartments, LLC	1,149	0
IRET - Minot Apartments, LLC	5,937	0
IRET - WRH 1, LLC	5,619	0
Noncontrolling interests – consolidated real estate entities	$26,055	$13,564
On November 27, 2012 the Company entered into a joint venture operating agreement with a real estate development company to construct an apartment project in Minot, North Dakota as IRET – Minot Apartments,  LLC. The project is expected to be completed in two phases, with a total of approximately 341 units. Phase I, the Landing at Southgate, consists of three approximately 36-unit buildings, and is expected to be completed in August 2013. Phase II, the Commons at Southgate, is currently expected to consist of an approximately 233-unit building to be completed in June 2014. The Company currently estimates total costs for both phases of the project at $52.2 million, with approximately 69% of the project financed with third-party debt and approximately 7% financed with debt from IRET to the joint venture entity.  IRET is the 51% owner of the joint venture and will have management and leasing responsibilities when the project is completed. The real estate development company owns 49% of the joint venture and is responsible for the development and construction of the property. The Company has determined that the joint venture is a variable interest entity ("VIE"), primarily based on the fact that the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support. The Company has also determined that IRET is the primary beneficiary of the VIE due to the fact that IRET is providing 51% of the equity contributions, the subordinated debt and a guarantee on the third party debt and has the power to direct the most significant activities that impact the entity's economic performance.